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HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN:

333-151805            Premier Innovations

                SUPPLEMENT DATED MAY 6, 2009 TO YOUR PROSPECTUS


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                SUPPLEMENT DATED MAY 6, 2009 TO YOUR PROSPECTUS

FUND CLOSURE & MERGER

MFS NEW ENDEAVOR FUND --

The Board of Directors of the MFS Funds recently approved and recommended the closure and merger of the MFS New Endeavor Fund into the MFS Core Equity Fund.

Effective after the close of the New York Stock Exchange on July 17, 2009, the MFS New Endeavor Fund will be closed to contributions and incoming transfers.

If approved by shareholders, the merger will take place after the close of the New York Stock Exchange on July 24, 2009.

As a result, if any of your Participant Account value is allocated to the MFS New Endeavor Fund Sub-Account, that amount will be merged into the MFS Core Equity Fund Sub-Account after the close of the New York Stock Exchange on July 24, 2009.

If you are enrolled in any Dollar Cost Averaging Program with allocations to the MFS New Endeavor Fund Sub-Account that allocation will be directed to the MFS Core Equity Fund Sub-Account after the close of trading on the New York Stock Exchange on July 24, 2009. If you are enrolled in any Asset Rebalancing Program with allocations to the MFS New Endeavor Fund Sub-Account, your program enrollment will be terminated as of the close of the New York Stock exchange on July 17, 2009.

In addition, after the close of trading on the New York Stock exchange on July 24, 2009, future Contributions with allocations to the MFS New Endeavor Fund Sub-Account will be directed to the MFS Core Equity Fund Sub-Account. Upon completion of the merger, the MFS New Endeavor Fund Sub-Account will no longer be available and all references to the Sub-Account will be deleted.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE